EXHIBIT 32
                                                                      ----------

                    Certification of CEO and CFO Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the quarterly report on Form 10-Q of j2 Global Communications, Inc. (the "Company") for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Scott M. Jarus, as President (principal executive officer) of the Company, and R. Scott Turicchi, as Chief Financial Officer (principal financial officer) of the Company, each hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, respectively, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                               By: /s/ SCOTT M. JARUS
                                                   ----------------------------
Dated: November 11, 2003                           Scott M. Jarus
                                                   President
                                                   (Principal Executive Officer)

                                               By: /s/ R. SCOTT TURICCHI
                                                   ----------------------------
Dated: November 11, 2003                           R. Scott Turicchi
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to j2 Global Communications, Inc. and will be retained by j2 Global Communications, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.